CONVERTIBLE NOTE PAYABLE (Details Narrative) - Securities Purchase Agreement [Member] - 8% Convertible Promissory Note Due September 30, 2017 [Member]	Dec. 28, 2016 USD ($)
Short-term Debt [Line Items]
Face amount	$ 77,000
Description of payment	Right to prepay the Note, provided it makes a payment to the Purchaser as set forth in the Note within 180 days of its Issue Date.
Description of conversion terms

Convertible at any time and from time to time at the election of the Note holder during the period beginning on the date that is 180 days following the Issue Date into shares of the Company’s common stock, at a conversion price based on a pre-determined formula.